UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 17, 2023

CYCLERION THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-38787	83-1895370
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 First Street, 18th Floor
Cambridge, Massachusetts 02142

(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code (857) 327-8778

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-l2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CYCN	The Nasdaq Stock Market LLC

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 17, 2023, Cyclerion Therapeutics Inc. (“Cyclerion”) and Anjeza Gjino (“Ms. Gjino”), Cyclerion’s Chief Financial Officer, entered into a Separation and Release of Claims Agreement, dated such date (the “Agreement”), pursuant to which Ms. Gjino will resign from Cyclerion. Ms. Gjino’s resignation is not due to any disagreement with Cyclerion on any matter relating to Cyclerion operations, policies or practices. Under the Agreement, Ms. Gjino’s resignation will be effective (the “Effective Date”) the second business day after Cyclerion’s filing with the Securities and Exchange Commission of its Form 10-Q for the quarter ended September 30, 2023 (the “Form 10-Q”). Ms. Gjino has agreed to postpone her resignation in order to assist Cyclerion with an orderly transition of her responsibilities and to assist in the completion of the Form 10-Q.

In addition to the ordinary course payment of salary, out-of-pocket expenses and accrued and unused vacation through the Effective Date, pursuant to the Agreement Ms. Gjino will receive on the Effective Date a cash payment of $226,000. Further, Ms. Gjino will receive an additional payment of $102,000 on each of the six- and nine-month anniversaries of the Effective Date in the event she has not, prior thereto, secured full-time employment. The Agreement also provides that Ms. Gjino’s vested stock options as of the Effective Date shall remain exercisable for two years, with all unvested stock options terminating on such date. The Agreement further contains non-compete, non-solicitation, confidentiality and non-disparagement provisions as well as conventional other provisions, including a general release by Ms. Gjino.

The description of the Agreement described above is qualified in its entirety by the full text of the Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Separation and Release of Claims Agreement, dated October 17, 2023, by and between Cyclerion Therapeutics, Inc. and Anjeza Gjino.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2023
Cyclerion Therapeutics, Inc.

	By:	/s/ Peter M. Hecht
Name: Peter M. Hecht
Title: Chief Executive Officer